EVENTS AFTER THE REPORTING PERIOD	12 Months Ended
Dec. 31, 2019
Events after reporting date [Abstract]
EVENTS AFTER THE REPORTING PERIOD
45	EVENTS AFTER THE REPORTING PERIOD

(a)	On 29 January 2020, the ship, Kowie was contracted for sale for US$9,150,000. The vessel has been delivered to the new owners on 28 February 2020.

(b)	On
14
February 2020, the Group acquired an additional 33.25% ordinary and preferred equity interest in IVS Bulk Pte. Ltd from Regiment Capital Ltd., one of the partners in the joint venture, for a combined amount of $44.1 million, taking the Group’s ownership interest to 66.75%. The Group entered into a new shareholders’ agreement with Sankaty, the remaining partner, that grants the Group control of key aspects of the corporate governance of the joint venture and, as a result, the financials of the IVS Bulk group will be consolidated into the financial statements following the acquisition of the additional 33.25% rather than being accounted for under the equity accounting method. The acquisition was financed from cash on hand and a facility agreement of $35,833,000 (subject to $1,433,000 facility fees) representing net proceeds received of $34,400,000. The
Sankaty

facility bears fixed interest at 7.5% per annum and is repayable on the maturity date on 6 June 2021.
In connection with this acquisition, the Company and IVS Bulk as joint and several borrowers, entered into $114.1 million senior secured term loan facility to refinance the existing loans of IVS Bulk’s subsidiaries. The facility bears interest at LIBOR plus a margin of 3.10% per annum and matures on February 13, 2025.

The acquisition shall be accounted for as an asset acquisition.

(c)
On 11 March 2020, the World Health Organization declared the recent novel coronavirus (“COVID-19”) outbreak a pandemic. In response to the outbreak, many countries, ports and organizations, including those where the Group conducts a large part of its operations, have implemented measures to combat the outbreak, such as quarantines and travel restrictions. Such measures have and will likely continue to cause severe trade disruptions. Management considers the outbreak to be a non-adjusting event for the financial year ended 31 December 2019. The extent to which COVID-19 will impact the Group’s subsequent results of operations and financial condition, including possible impairments, will depend on future developments, which are highly uncertain and cannot be predicted, including new information which may emerge concerning the severity of the virus and the actions to contain or treat its impact, among others. Accordingly, an estimate of the impact cannot be made at this time.

The lenders of the Group's senior secured credit facilities as described in Note 25 agreed to an amendment of the definitions of current asset and current liabilities to exclude the adjustments made for the implementation of IFRS 16. In addition, the lenders approved a temporary reduction of the cash covenant from $30 million to $20 million and an amendment to the calculation of the working capital covenant to exclude the Sankaty facility described in Note 40 (b) to be tested as at 30 June 2020 and 30 September 2020.

(d)	On 8 April 2020, the ship, Inyala was contracted for sale for US$14,100,000. The vessel has been delivered to the new owners on 4 June 2020.

(e)	On 4 May 2020, the ship, Rhino was contracted for sale for US$15,300,000. The vessel is expected to be delivered to the new owners in the first half of 2020 .